UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2018

INOVALON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36841 (Commission File Number)	47-1830316 (IRS Employer Identification No.)

4321 Collington Road Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 809-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on April 2, 2018 (the “Initial Form 8-K”), on April 2, 2018, pursuant to the Agreement and Plan of Merger dated March 6, 2018 by and among Inovalon Holdings, Inc., a Delaware corporation (the “Company”), Butler Group Holdings, Inc., a Delaware corporation (“Butler”), New Heights Merger Corporation, a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), and Shareholder Representative Services, LLC, a Colorado limited liability company, Merger Sub merged with and into Butler, with Butler surviving the merger and becoming a direct, wholly-owned subsidiary of the Company. This Form 8-K/A amends the Initial Form 8-K to include the financial statements and pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Form 8-K.
Item 9.01.  Financial Statements and Exhibits.
(a)     Financial statements of Businesses Acquired

The audited consolidated financial statements of Butler as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015 and the notes thereto are filed as Exhibit 99.1 to this Form 8-K/A and incorporated herein by reference. The consent of PricewaterhouseCoopers LLP, Butler's independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A and incorporated herein by reference.

(b)     Pro Forma Financial Information

The unaudited pro forma condensed financial information of the Company as of December 31, 2017 and for the year ended December 31, 2017 is filed as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(d)     Exhibits.

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Consolidated Financial Statements of Butler Group Holdings, Inc. and Subsidiaries as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015
99.2	Unaudited Pro Forma Condensed Combined Financial Statements of Inovalon Holdings, Inc. as of December 31, 2017 and for the year ended December 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVALON HOLDINGS, INC.

Dated: June 7, 2018	By:	/s/ KEITH R. DUNLEAVY, M.D.
Keith R. Dunleavy, M.D.
Chief Executive Officer and Chairman